EXHIBIT (a)(2)


                             LETTER OF TRANSMITTAL

                       To Tender Shares of Common Stock

                                      of

                                Microcom, Inc.

                       Pursuant to the Offer to Purchase
                              dated April 16,1997

                                      of

                              Compaq-Boston, Inc.
                         a wholly-owned subsidiary of

                          Compaq Computer Corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, MAY 13, 1997, UNLESS THE OFFER IS EXTENDED.

           To: ChaseMellon Shareholder Services, LLC, as Depositary


                                                    By Hand or
By Mail:                  By Facsimile:             Overnight Courier:
Reorganization           (for Eligible              Reorganization
Department               Institutions only)         Department
P.O. Box 3301            (201) 329-8936             120 Broadway, 13th Floor
South Hackensack,        Confirm by Telephone:      New York, NY 10271
NJ 07606                 (201) 296-4209


      Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the ones listed above will not constitute a valid delivery.

      This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 2 of the Offer to Purchase.

      Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

                        DESCRIPTION OF SHARES TENDERED


    Name(s) and Address(es) of Registered Holder(s)                                  Shares Tendered
               (Please fill in, if blank)                                 (Attach additional list if necessary)
                                                                __________________________________________________________




                                                                                      Total Number of
                                                                                          Shares                Number of
                                                                Certificate           Represented by              Shares
                                                                Number(s)*            Certificate(s)*           Tendered**
                                                                ___________           _______________           ___________




                                                                Total Shares


_______________
*    Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering
   Institution__________________________________________________________

   Account
   No.__________________________________________________________________at


      [ ]   The Depository Trust Company
      [ ]   Philadelphia Depository Trust Company


   Transaction Code No.__________________________________________________


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

      Name(s) of Tendering
      Shareholder(s)____________________________________________________

      Date of Execution of Notice of Guaranteed
      Delivery__________________________________________________________

      Name of Institution which Guaranteed
      Delivery__________________________________________________________

      If delivery is by book-entry
      transfer:_________________________________________________________

      Name of Tendering
      Institution_______________________________________________________

      Account
      No._______________________________________________________________at

      [ ]   The Depository Trust Company
      [ ]   Philadelphia Depository Trust Company

      Transaction Code No.___________________________

                          ___________________________




                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


   Ladies and Gentlemen:

             The undersigned hereby tenders to Compaq-Boston, Inc., a Massachusetts corporation (the "Purchaser") and a wholly-owned subsidiary of Compaq Computer Corporation, the above-described shares of Common Stock, $0.01 par value (the "Shares"), of Microcom, Inc., a Massachusetts corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $16.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated as of April 16, 1997, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Tendering shareholders will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of the Letter of Transmittal, transfer taxes on the purchase of Shares pursuant to the Offer. Purchaser will pay all charges and expenses of GREENHILL & CO., LLC (the "Dealer Manager"), CHASEMELLON SHAREHOLDER SERVICES, LLC (the "Depositary") and CORPORATE INVESTOR COMMUNICATIONS, INC. (the "Information Agent") incurred in connection with the Offer. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

             Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after April 9, 1997) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and
   (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

             The undersigned hereby irrevocably appoints Alan G. Lutz, J. David Cabello and Edward E. Olkkola and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after April 9, 1997), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

             The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after April 9, 1997) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

             All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

             The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

             Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both
   "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.



               SPECIAL PAYMENT INSTRUCTIONS
               (See Instructions 5, 6 and 7)

     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.




Mail  [ ]   check
      [ ]   certificate(s) to:


Name_______________________________________________________
                      (Please Print)

Address____________________________________________________

___________________________________________________________
                                           (Zip Code)

___________________________________________________________
               (Taxpayer Identification No.)


              SPECIAL DELIVERY INSTRUCTIONS
               (See Instructions 5 and 7)

     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s)



Mail  [ ]   check
      [ ]   certificate(s) to:


Name_______________________________________________________
                      (Please Print)

Address____________________________________________________

___________________________________________________________
                                           (Zip Code)

___________________________________________________________
               (Taxpayer Identification No.)






                                SIGN HERE
               (Please complete Substitute Form W-9 below)

          ______________________________________________________
                         Signature(s) of Owner(s)

          ______________________________________________________


          Dated_________________________________________________, 199_


          Name(s)_______________________________________________
                              (Please Print)

          ______________________________________________________


          Capacity (full title)_________________________________


          Address_______________________________________________


          ______________________________________________________
                            (Include Zip Code)

          Area Code and
          Telephone Number______________________________________

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                        Guarantee of Signature(s)
                 (If required; see Instructions 1 and 5)

          Name of Firm__________________________________________

          Authorized Signature__________________________________

          Dated________________________________________ ,   199_





               Payer: ChaseMellon Shareholder Services, LLC

SUBSTITUTE                           Part I  Taxpayer Identification No.
FORM W-9                             -- For All Accounts

Department of the Treasury           Enter your taxpayer identification
Internal Revenue Service             number in the appropriate box.  For
                                     most individuals and sole proprietors,
Payer's Request for                  this is your social security number.
Taxpayer Identification No.          For other entities, it is your Employer
                                     Identification Number.  If you do not
                                     have a number, see How to Obtain a
                                     TIN in the enclosed Guidelines.

                                     Note: If the account is in more than
                                     one name, see the chart on page 2 of
                                     the enclosed Guidelines to determine
                                     what number to enter.

                                     ____________________________________
                                            Social Security number

                                                     or

                                     ____________________________________
                                       Employer Identification Number


Part II                              For Payees Exempt
                                     from Backup
                                     Withholding (see
                                     enclosed
                                     Guidelines)

Certification.  -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either
      (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty
      (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) Any other information provided on this form is true, correct and complete.


You must cross item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not received a notice from the IRS advising you that backup withholding has terminated.

SIGNATURE________________________________________DATE_________________ ,199_
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.





                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer


      1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

      2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

      The method of delivery of Shares and all other required documents is at the option and risk of the tendering shareholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

      3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

      4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

      6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

      7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

      8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on the Substitute Form W-9. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.



                      (DO NOT WRITE IN SPACES BELOW)
Date Received_____________                           Accepted By______________                        Checked By___________


        Shares              Shares       Shares         Check         Amount        Shares       Certificate       Block
     Surrendered           Tendered      Accepted        No.         of Check      Returned        No.             No.
----------------------    ----------    ----------    ----------    ----------    ----------    -------------    ----------


                                                                    Gr______
                                                                    Net_____
Delivery Prepared By_________                                       Checked By_________                  Date______________



                           The Information Agent is:

                    Corporate Investor Communications, Inc.
                               111 Commerce Road
                       Carlstadt, New Jersey 07072-2586


                Banks and Brokers Call Collect: (201) 896-1900
                   All Others Call Toll-Free: (888) 624-5467



                            The Dealer Manager is:

                             GREENHILL & CO., LLC

                             31 West 52nd Street
                               New York NY 10019
                                (212) 408-0660


            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


                                  Give the                                                              Give the
For this type of account          SOCIAL SECURITY number of:         For this type of account           EMPLOYER IDENTIFICATION
                                                                                                        number of:
-------------------------------------------------------------------------------------------------------------------------------
1. An individual's account        The individual                     6. A valid trust, estate, or       Legal entity (Do not
                                                                        pension trust                   furnish the identifying
                                                                                                        number of the personal
                                                                                                        representative or
                                                                                                        trustee unless the
                                                                                                        legal entity itself
                                                                                                        is not designated
                                                                                                        in the account
                                                                                                        title).(4)


2. Two or more individuals        The actual owner of the account    7. Corporate account               The corporation
   (joint account)                or, if combined funds, the first
                                  individual on the account(1)

3. Custodian account of a minor   The minor(2)                       8. Association, club, religious,   The organization
   (Uniform Gift to Minors Act)                                         charitable, educational or
                                                                        other tax-exempt organization
                                                                        account

4. a. The usual revocable         The grantor-trustee(1)             9. Partnership account             The partnership
      savings trust account
      (grantor is also trustee)

   b. So-called trust account     The actual owner(1)                10. A broker or registered         The broker or nominee
      that is not a legal or                                             nominee
      valid trust under State
      law

5. Sole proprietorship account    The owner(3)                       11. Account with the Department    The public entity
                                                                         of Agriculture in the name
                                                                         of a public entity (such as
                                                                         a State or local government,
                                                                         school district or prison)
                                                                         that receives agricultural
                                                                         program payments

------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust.


Note: if no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

How to Obtain a TIN

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments by the Payer include the following:

o  A corporation.

o  A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

o  The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o  An international organization or any agency or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o  A real estate investment trust.

o  A common trust fund operated by a bank under section 584(a).

o  An entity registered at all times under the Investment Company Act of 1940.

o  A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o  Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

o  Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade of business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o  Payments described in section 6049(b)(5) to nonresident aliens.

o  Payments on tax-free covenant bonds under section 1451.

o  Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

      Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.